                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

  By signing below, each of the undersigned officers and/or directors of Unocal Corporation hereby constitutes and appoints Neal E. Schmale, Charles S. McDowell and Darrell D. Chessum, and each of them severally, with full power of substitution and resubstitution, as his or her true and lawful attorneys-in-fact and agents to sign for the undersigned and in the name of the undersigned, in any and all capacities, the Registration Statement on Form S-3 to which this Power of Attorney shall be filed as an exhibit and any or all amendments (including any post-effective amendments) to such Registration Statement and to file the same with all exhibits thereto, including this Power of Attorney, and any and all applications and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do if personally present. Each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of September 25, 1995.

             SIGNATURE                           TITLE
             ---------                           -----


/s/ Roger C. Beach                     Chairman of the Board of
____________________________________     Directors and Chief
   Roger C. Beach                         Executive Officer

/s/ Neal E. Schmale                  Chief Financial Officer and
____________________________________           Director
   Neal E. Schmale

/s/ Charles S. McDowell                   Vice President and
____________________________________         Comptroller
   Charles S. McDowell                  (Principal Accounting
                                               Officer)
/s/ John W. Amerman                            Director
____________________________________
   John W. Amerman

/s/ MacDonald G. Becket                        Director
____________________________________
   MacDonald G. Becket

/s/ John W. Creighton, Jr.                     Director
____________________________________
   John W. Creighton, Jr.

/s/ Malcolm R. Currie                          Director
____________________________________
   Malcolm R. Currie

             SIGNATURE                           TITLE
             ---------                           -----


/s/ Frank C. Herringer                         Director
____________________________________
   Frank C. Herringer

/s/ John F. Imle, Jr.                          Director
____________________________________
   John F. Imle, Jr.

/s/ Donald P. Jacobs                           Director
____________________________________
   Donald P. Jacobs

/s/ Richard J. Stegemeier                      Director
____________________________________
   Richard J. Stegemeier

/s/ Charles R. Weaver                          Director
____________________________________
   Charles R. Weaver

/s/ J. Steven Whisler                          Director
____________________________________
   J. Steven Whisler

/s/ Marina v.N. Whitman                        Director
____________________________________
   Marina v.N. Whitman